Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2023
Regulated Operations [Abstract]
Regulatory Assets and Liabilities	REGULATORY ASSETS AND LIABILITIES
Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

As at December 31 (millions of dollars)	2023	2022
Regulatory assets:
Deferred income tax regulatory asset	3,021	2,724
Post-retirement and post-employment benefits - non-service cost	93	141
Environmental	53	93
Broadband deferral	37	4
Rural and remote rate protection (RRRP) variance	30	25
Stock-based compensation	29	34
Deferred tax asset sharing	5	73
Conservation and demand management (CDM) variance	—	25
Other	38	34
Total regulatory assets	3,306	3,153
Less: current portion	(46)	(189)
	3,260	2,964

Regulatory liabilities:
Post-retirement and post-employment benefits	398	506
Earnings sharing mechanism deferral	109	75
Distribution rate riders	99	—
Pension benefit regulatory liability	99	358
Retail settlement variance account (RSVA)	84	53
Tax rule changes variance	32	100
Asset removal costs cumulative variance	29	41
Capitalized overhead tax variance	26	16
OPEB Asymmetrical Carrying Charge Variance Account	20	11
External revenue variance	19	50
Pension cost differential	9	26
Deferred income tax regulatory liability	4	4
Other	31	22
Total regulatory liabilities	959	1,262
Less: current portion	(51)	(139)
	908	1,123
Deferred Income Tax Regulatory Asset and Liability
Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and regulatory liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for income taxes to be recovered through future rates. As a result, the 2023 income tax expense would have been higher by approximately$162 million (2022 - $66 million). The$162 million (2022 - $66 million) impact is offset against deferred income tax regulatory asset and liability, and various other regulatory accounts.
Post-Retirement and Post-Employment Benefits - Non-Service Cost
Hydro One has recorded a regulatory asset relating to the future recovery of its post-retirement and post-employment benefits other than service costs. The regulatory asset includes the applicable tax impact to reflect taxes payable. Prior to adoption of ASU 2017-07 in 2018, these amounts were capitalized to property, plant and equipment and intangible assets. As part of Hydro One Networks' 2020 to 2022 Transmission Decision, the OEB concluded that the non-service cost component of Hydro One's OPEB costs shall be recognized as OM&A for both its transmission and distribution businesses. Furthermore, Hydro One Networks distribution continued to record the non-service cost component of OPEBs in this account until the end of 2022. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks' transmission and distribution account balances as at December 31, 2020, including accrued interest, which would be recovered from ratepayers over a one-year period ending December 31, 2023, and a three-year period ending December 31, 2025, respectively.
Environmental
Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. A regulatory asset is recognized to the extent management considers it to be probable environmental expenditures will be recovered in the future through the rate-setting process. For the year ended December 31, 2023, the Company has recorded a portion of the liability as a regulatory asset. In 2023, the revaluation adjustment decreased the environmental regulatory asset by $9 million (2022 - increased by $3 million) to reflect changes in the recoverable portion of the Company’s PCB and LAR environmental liabilities. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudence and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, with respect to the revaluation adjustment, 2023 OM&A expenses would have been lower by $9 million (2022 - higher by $3 million). In addition, 2023 amortization expense would have been lower by $14 million (2022 - $33 million), and 2023 financing charges would have been higher by $1 million (2022 - $1 million).
Broadband Deferral
In July 2022, the OEB approved the establishment of a generic deferral account to record the incremental costs and incremental revenues attributable to carrying out activities pertaining to designated broadband projects as defined under Building Broadband Faster Act (Ontario). In the absence of rate-regulated accounting, OM&A expenses would be higher by $33 million (2022 - $4 million).
RRRP Variance
Hydro One Remotes receives RRRP amounts through the Independent Electricity System Operator (IESO). At December 31, 2022, the Company recognized a regulatory asset representing the amounts required to achieve breakeven net income, as regulated under the cost recovery model, in excess of cumulative RRRP amounts received. In 2023, RRRP amounts received were lower (2022 - lower) than amounts required to achieve breakeven net income, and as such, the regulatory asset was increased by $5 million (2022 - $15 million). In the absence of rate-regulated accounting, 2023 revenue would have been lower by $5 million (2022 - $15 million).
Stock-based Compensation
The Company recognizes costs associated with share grant plans in a regulatory asset as management considers it probable that share grant plans' costs will be recovered in the future through the rate-setting process. In the absence of rate-regulated accounting, OM&A expenses would be lower by $3 million (2022 - $2 million). Share grant costs are transferred to labour costs at the time they vest and are issued, and are recovered in rates in accordance with recovery of these labour costs.
Deferred Tax Asset Sharing
On July 16, 2020, the Ontario Divisional Court (ODC) rendered its decision on the Company’s appeal of a previous OEB decision regarding the regulatory treatment of the Company’s DTA. On October 2, 2020, the OEB issued a procedural order to implement the direction of the ODC which required Hydro One to submit its proposal for the recovery of the DTA amounts allocated to ratepayers for the 2017 to 2022 period. On April 8, 2021, the OEB rendered the DTA Implementation Decision, in which the OEB approved recovery of the DTA amounts allocated to ratepayers for the 2017 to 2021 period, plus carrying charges over a two-year period, commencing on July 1, 2021. In addition, Hydro One was approved to adjust the transmission revenue requirement and the base distribution rates beginning January 1, 2022, to eliminate any further amounts of future tax savings flowing to customers. As at December 31, 2023, Hydro One has a regulatory asset of $5 million for the cumulative DTA amounts shared with ratepayers since 2017 to date, net of the amount recovered from ratepayers pursuant to the DTA Implementation Decision. The regulatory asset of $5 million (2022 - $73 million) consists of $nil (2022 - $24 million) and $5 million (2022 - $49 million) for Hydro One Networks’ distribution and transmission segments, respectively. As a result of the OEB’s procedural order, the $5 million regulatory asset relating to the cumulative DTA amounts allocated to ratepayers since 2017 has been separately presented from the deferred income tax regulatory asset. The balance of this regulatory account is expected to be recovered in the next rate application.
CDM Variance
The CDM variance account tracks the impact of actual CDM and demand response programs on the actual load forecast compared to the estimated load forecast included in the approved revenue requirement. As per the OEB's decision on Hydro One Networks' transmission rates for 2017 to 2019, this account was maintained to record any variances for 2017, 2018, and 2019. In April 2020, the 2017 balance, plus accrued interest through December 31, 2018, was approved for disposition over a three-year period that ended on December 31, 2022. CDM variance amounts for 2018 and 2019 were calculated and proposed for disposition in the Hydro One Networks JRAP application. In November 2022, the amount as at December 31, 2020, including accrued interest, was approved for disposition by the OEB. The amount was approved to be recovered from ratepayers over a one-year period ending December 31, 2023. Since CDM revenues qualify as a Type A program under the Alternative Revenue Program, $nil (2022 - $23 million) was recognized in transmission revenues.
Post-Retirement and Post-Employment Benefits
In accordance with OEB rate orders, post-retirement and post-employment benefits costs are recovered on an accrual basis. The Company recognizes the net unfunded or overfunded status of post-retirement and post-employment obligations on the consolidated balance sheets with an incremental offset to the associated regulatory asset or regulatory liability, as the case may be. A regulatory asset or liability is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered or returned in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset or liability as the case may be, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2023 OCI would have been lower by $107 million (2022 - OCI higher by $473 million).
Earnings Sharing Mechanism Deferral
In March 2019, the OEB approved the establishment of an earnings sharing mechanism deferral account for Hydro One Networks' distribution segment to record over-earnings including tax impacts, if any, realized for any year from 2018 to 2022. Under this mechanism, Hydro One shares 50% of regulated earnings that exceed the OEB-approved regulatory return-on-equity by more than 100 basis points with distribution ratepayers. A similar account was also approved for B2M LP in January 2020, and Hydro One Networks transmission and NRLP in April 2020. As part of the JRAP Decision, the account was approved for the years 2023 to 2027 for both the Transmission and Distribution Businesses. HOSSM's account was approved as part of the acquisition decision in October 2016 and became effective in 2022. The balance in the account as at December 31, 2023 mostly relates to Hydro One Networks Distribution and Transmission. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks' Distribution Business' balance as at December 31, 2020, including accrued interest, over a three-year period ending December 31, 2025.
Distribution Rate Riders
As part of the decision received in November 2022 for Hydro One Networks' JRAP, the OEB approved the disposition of certain deferral and variance account balances as at December 31, 2020, including accrued interest. These approved balances, including those for RSVA, tax rule changes variance, pension cost differential, and ESM were accumulated in distribution rate riders which makes up the majority of this balance. The amounts are being disposed of over a three-year period ending December 31, 2025.
Pension Benefit Regulatory Liability
In accordance with OEB rate orders, pension costs are recovered on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded or overfunded status of pension obligations on the consolidated balance sheets with an offset to the associated regulatory asset or liability. The pension benefit obligation is remeasured to the present value of the actuarially determined benefit obligation at each year end based on an annual actuarial report, with an offset to the associated regulatory asset or liability, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, OCI would have been lower by $421 million (2022 - OCI higher by $1,035 million) and OM&A expenses would have been lower by $162 million (2022 - lower by $36 million).
RSVA
Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. The RSVA account tracks the difference between the cost of power purchased from the IESO and the cost of power recovered from ratepayers. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks' distribution business' balance as at December 31, 2020, including accrued interest, over a three-year period ending December 31, 2025.
Tax Rule Changes Variance
The 2019 federal and Ontario budgets (Budgets) provided certain time-limited investment incentives permitting Hydro One to deduct accelerated capital cost allowance of up to three times the first-year rate for capital investments acquired after November 20, 2018 and placed in-service before January 1, 2028 (Accelerated Depreciation). Following the enactment of the Budget measures in the second quarter of 2019, the OEB directed all Ontario regulated utilities including Hydro One to track the full revenue impact of the tax benefits related to the Accelerated Depreciation rules to ratepayers. The tax benefit to be returned to ratepayers in the future gave rise to a regulatory liability and resulted in a decrease in revenues as current rates do not include the benefit of the Accelerated Depreciation; therefore, the revenue subject to refund cannot be recognized. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks' transmission and distribution account balances as at December 31, 2020, including accrued interest, which was to be returned to ratepayers over a one-year period ending December 31, 2023, and a three-year period ending December 31, 2025, respectively.
Asset Removal Costs Cumulative Variance
In April 2020, the OEB approved the establishment of an asset removal costs cumulative variance account for Hydro One Networks' transmission business to record the difference between the revenue requirement associated with forecast asset removal costs included in depreciation expense and actual asset removal costs incurred from 2020 to 2022. This account is asymmetrical to the benefit of ratepayers on a cumulative basis over the 2020 to 2022 rate period. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One networks' transmission business' balance as at December 31, 2020, including accrued interest, over a one-year period ending December 31, 2023. As part of the same decision, the OEB approved the continuance of this account for Hydro One Networks’ transmission business and the establishment of this account for Hydro One Networks’ distribution business for 2023 to 2027.
Capitalized Overhead Tax Variance
In November 2022, the OEB approved the establishment of a capitalized overhead tax variance account to capture the difference between the capitalized overheads deducted in calculating the regulatory tax expense included in rates and the actual capitalized overhead costs deducted in Hydro One's tax returns for Hydro One Networks' transmission and distribution businesses for the 2016 to 2027 period. Variance amounts are recognized at the earlier of (i) when the tax year has been audited by the Canada Revenue Agency or (ii) when the taxation year is statute barred.
OPEB Asymmetrical Carrying Charge Variance Account
On September 14, 2017, the OEB issued its Report of the Board: Regulatory Treatment of Pension and OPEB Costs that allowed rate-regulated utilities to track the difference between their pension and OPEB costs calculated under the accrual method and the cash payment method, effective January 1, 2018, and record the carrying charges associated with the balance on an asymmetrical basis. In the absence of rate-regulated accounting, financing charges would be lower by $11 million (2022 - $6 million). As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks’ transmission and distribution account balances as at December 31, 2020, including accrued interest, which was to be returned to ratepayers over a one-year period ending December 31, 2023, and a three-year period ending December 31, 2025, respectively. As part of the same decision, the OEB approved the continuance of this account for Hydro One Networks’ transmission business and the establishment of this account for Hydro One Networks’ distribution business for 2023 to 2027.
External Revenue Variance
The external revenue variance account balance reflects the difference between Hydro One Networks' transmission business' actual export service revenue and external revenues from secondary land use, and the OEB-approved amounts. The account also records the difference between actual net external station maintenance, engineering and construction services revenue, and other external revenue, and the OEB-approved amounts. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One networks' transmission business' balance as at December 31, 2020, including accrued interest, over a one-year period ending December 31, 2023.
Pension Cost Differential
Variances between the OM&A pension cost recognized, and the cost embedded in rates as part of the rate-setting process for Hydro One Networks' transmission and distribution businesses are recognized as a regulatory asset or regulatory liability, as the case may be. As part of the JRAP Decision received in November 2022, the OEB approved the disposition of Hydro One Networks' transmission and distribution account balances as at December 31, 2020, including accrued interest, which will be returned to ratepayers over a one-year period ending December 31, 2023 and a three-year period ending December 31, 2025, respectively. In the absence of rate-regulated accounting, 2023 revenue would have been higher by $12 million (2022 - lower by $4 million)